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                             TERMINATION AGREEMENT


                  THIS TERMINATION AGREEMENT is entered into on May 7, 1997, by and among INTERNATIONAL MEDIA SERVICES LIMITED, a limited liability company organized under the laws of Bermuda ("IMS") and LIMITED LIABILITY COMPANY "PRIORITET", a limited liability company organized under the laws of Ukraine ("Prioritet").

                  WHEREAS, the parties have entered into that certain Marketing and Sales Agreement, dated as of January 23, 1997 (the "Original Agreement");

                  WHEREAS, the parties intend to adjust the economic relationship expressed in the Original Agreement and to enter into an IMS Advertising Services Agreement in place of the Original Agreement (the "New Agreement"); and

                  WHEREAS, the entry into effect of the New Agreement renders the Original Agreement unnecessary, such that the parties thereto desire to terminate the Original Agreement;

                  NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Each party hereto does, for itself, its successors and its assigns, hereby acknowledge and consent to the termination of the Original Agreement, effective as of the date hereof.

                  2. Any obligations or duties of a party to the Original Agreement which remain unperformed as at the date hereof shall not be terminated but shall remain outstanding.

                  3. Any dispute, controversy or claim arising out of, relating to, or in connection with, this Termination Agreement, or the breach, termination or validity hereof, shall be finally settled by arbitration in accordance with such arbitration agreement as shall be currently in effect binding the parties hereto.

                  IN WITNESS WHEREOF, the parties hereto have executed, or have caused their duly authorised representatives to execute, this Termination Agreement on the date first above written.



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INTERNATIONAL MEDIA SERVICES
  LIMITED


By:
   --------------------------
   Name:
   Title:



LIMITED LIABILITY COMPANY
"PRIORITET"

By:
   --------------------------
   Name:
   Title:



By:
   --------------------------
   Name:
   Title: